                        WFS FINANCIAL 2000-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 2000
                   for Distribution Date of December 20, 2000


COLLECTIONS
                                                                                                          DOLLARS

Payments received                                                                                             122,636,609.97
                   Plus:
                         Servicer Advances                                                     673,977.96
                         Reimbursement of holds                                                479,970.75
                                                                                      --------------------
                                                                                                                1,153,948.71
                   Less:
                         Reimbursement Advances
                         Funds deposited in Holds Account                                     (515,619.25)
                                                                                              (628,091.39)
                                                                                      --------------------
                                                                                                               (1,143,710.64)
                                                                                                          -------------------

Total Funds Available for Distribution                                                                        122,646,848.04
                                                                                                          ===================



DISTRIBUTIONS


        Servicing Fee                                                                        3,041,275.00
        Trustee and Other Fees                                                                 922,379.59
        Other Miscellaneous Payments                                                                 0.00
                                                                                      --------------------

Total Fee Distribution                                                                                          3,963,654.59

        Note Interest Distribution Amount - Class A-1                      332,080.46
        Note Interest Distribution Amount - Class A-2                    5,877,750.00
        Note Interest Distribution Amount - Class A-3                    6,588,250.00
        Note Interest Distribution Amount - Class A-4                    5,168,475.00
                                                             -------------------------

Total Class A interest Distribution                                                         17,966,555.46

        Note Principal Distribution Amount - Class A-1                  20,905,870.28
        Note Principal Distribution Amount - Class A-2                  73,226,451.91
        Note Principal Distribution Amount - Class A-3                           0.00
        Note Principal Distribution Amount - Class A-4                           0.00
                                                             -------------------------

Total Class A Principal Distribution                                                        94,132,322.19
                                                                                      --------------------

Total Class A Principal and Interest Distribution                                                             112,098,877.65

        Spread Account Deposit                                                                                  6,584,315.80
                                                                                                          -------------------


Total Distributions                                                                                           122,646,848.04
                                                                                                          ===================

                        WFS FINANCIAL 2000-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 2000
                   for Distribution Date of December 20, 2000



PORTFOLIO DATA:
                                                                        # of loans
      Beginning Security Balance                                                    75,881                        1,004,905,870.28

          Less:        Scheduled Principal Balance                                       0     (41,175,614.42)
                       Full Prepayments                                             (3,805)    (36,433,761.09)
                       Partial Prepayments                                               0               0.00
                       Liquidations                                                 (1,250)    (16,522,946.68)
                                                                                           -------------------
                                                                                                                    (94,132,322.19)
                                                                                                              ---------------------
      Ending Security Balance                                                       70,826                          910,773,548.09
                                                                                                              =====================

OTHER RELATED INFORMATION:

Spread Account:

       Beginning Balance                                                                        56,426,792.98
             Deposits                                                                            6,584,315.80
             Reductions                                                                                  0.00
                                                                                           -------------------
       Ending Balance                                                                                                63,011,108.78
                                                                                                              =====================

       Beginning Initial Deposit Repayment                                                      48,000,000.00
             Repayments                                                                                  0.00
                                                                                           -------------------
       Ending Initial Deposit Repayment                                                                              48,000,000.00
                                                                                                              =====================

Modified Accounts:
       Principal Balance                                                                                0.00%                 0.00
       Scheduled Balance                                                                                0.00%                 0.00

Servicer Advances
       Beginning Unreimbursed Advances:                                                            713,641.16
       New Advances                                                                                673,977.96
       Advances Reimbursed                                                                        (515,619.25)
                                                                                           -------------------
       Ending Unreimbursed Advances:                                                                                    871,999.87

Holding Account:
       Beginning Balance                                                                         1,008,669.29
       Funds Deposited                                                                             628,091.39
       Withdrawal to Collection Account                                                           (479,970.75)
                                                                                           -------------------
       Ending Balance                                                                                                 1,156,789.93

Net Charge-Off Data:                                                    # of loans
       Charge-Offs                                                                   2,889      16,117,759.09
       Recoveries                                                                   (1,647)     (2,858,492.24)
                                                                                           -------------------
       Net Charge-Offs                                                               1,242                           13,259,266.85

Delinquencies ( P&I):                                                   # of loans
      30-59 Days                                                                     1,593      19,584,330.52
      60-89 Days                                                                       455       5,105,797.13
      90-119 Days                                                                      199       2,221,956.40
      120 days and over                                                                  5          58,408.26

Repossessions                                                                          113         786,635.62

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01
 of the Sale and Servicing Agreement)                                                    0                                    0.00

Charge-Off Percentage                                                                                                        4.26%
Delinquency Percentage                                                                                                       0.88%

WAC                                                                                                                       14.6121%
WAM                                                                                                                         53.029


                        WFS FINANCIAL 2000-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of November 30, 2000
                   for Distribution Date of December 20, 2000


=====================================================================================================================
                                              BEGINNING         NOTE QUARTERLY                          TOTAL
                        Original             Outstanding          Principal          Prior            Principal
                        Principal             Principal         Distributable      Principal        Distributable
   Classes               Balance               Balance              Amount         Carryover            Amount
=====================================================================================================================


     A-1             216,000,000.00          20,905,870.28       20,905,870.28           0.00       20,905,870.28


     A-2             340,000,000.00         340,000,000.00       73,226,451.91           0.00       73,226,451.91


     A-3             365,000,000.00         365,000,000.00                0.00           0.00                0.00


     A-4             279,000,000.00         279,000,000.00                0.00           0.00                0.00









=====================================================================================================================

        TOTAL      1,200,000,000.00       1,004,905,870.28       94,132,322.19           0.00       94,132,322.19

=====================================================================================================================




==============================================================================================
                                                            Remaining              Total
                        Principal          Current         Outstanding           Principal
                      Distribution        Principal         Principal           and Interest
   Classes               Amount           Carryover          Balance            Distribution
==============================================================================================


     A-1              20,905,870.28            0.00                 0.00        21,237,950.74


     A-2              73,226,451.91            0.00       266,773,548.09        79,104,201.91


     A-3                       0.00            0.00       365,000,000.00         6,588,250.00


     A-4                       0.00            0.00       279,000,000.00         5,168,475.00









==============================================================================================

        TOTAL         94,132,322.19            0.00       910,773,548.09       112,098,877.65

==============================================================================================

===================================================================================================================================
                         NOTE QUARTERLY                    TOTAL
                            INTEREST        PRIOR         INTEREST        INTEREST     CURRENT   DEFICIENCY            POLICY
    Note     Interest     Distributable    Interest    Distributable    Distribution   Interest     Claim              Claim
   Classes     Rate          Amount       Carryover        Amount          Amount     Carryover    Amount              Amount
===================================================================================================================================


     A-1      6.284%       332,080.46        0.00       332,080.46       332,080.46     0.00        0.00                      0.00

     A-2      6.915%     5,877,750.00        0.00     5,877,750.00     5,877,750.00     0.00        0.00                      0.00

     A-3      7.220%     6,588,250.00        0.00     6,588,250.00     6,588,250.00     0.00        0.00                      0.00

     A-4      7.410%     5,168,475.00        0.00     5,168,475.00     5,168,475.00     0.00        0.00                      0.00













                                                                                             ======================================

                                                                                                    0.00                      0.00

                                                                                             ======================================

                                                                                             ======================================

                                                                                              Note Percentage           100.000000%

=============================================================================================
                                                                                             Certificate Percentage       0.000000%
    TOTAL               17,966,555.46        0.00    17,966,555.46    17,966,555.46     0.00

===================================================================================================================================

Detailed Reporting

        See Schedule F




    WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 2000 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2000.







                               /s/ MARK OLSON
                               ---------------------------------------------
                               Mark Olson
                               Senior Vice President
                               Controller




                               /s/ SUSAN TYNER
                               ---------------------------------------------
                               Susan Tyner
                               Vice President
                               Assistant Controller